UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2015

INDUSTRIAL SERVICES OF AMERICA, INC.

(Exact name of registrant as specified in its Charter)

Florida	0-20979	59-0712746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7100 Grade Lane, P.O. Box 32428, Louisville, Kentucky	40232
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:  (502) 366-3452

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2013, by Industrial Services of America, Inc. (the “Company”), on October 15, 2013, WESSCO, LLC (“WESSCO”), a wholly-owned subsidiary of the Company, executed two promissory notes in favor of The Bank of Kentucky, Inc. (“KY Bank”), one in the amount of $3.0 million and one in the amount of $1.0 million (the “October 2013 Notes”).  The Company filed copies of the October 2013 Notes and related documents as exhibits to the Form 8-K filed on October 21, 2013.

As previously reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2014, on June 13, 2014, the Company entered into a senior, secured credit facility (the “Wells Fargo Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to which Wells Fargo granted the Company a revolving line of credit of up to $15.0 million.  The Company filed the Wells Fargo Credit Agreement and related documents as exhibits to the Form 8-K filed on June 19, 2014.

On January 15, 2015, WESSCO signed a new revolving promissory note in favor of KY Bank in the amount of $1.0 million (the “Revolving Note”).  WESSCO expects to use the proceeds from the Revolving Note to purchase additional equipment.  The Company is a guarantor of the Revolving Note.

In connection with these transactions, the Company, its subsidiaries and Wells Fargo executed the First Amendment to Credit Agreement, dated January 15, 2015 (the “Credit Agreement Amendment”) amending the Wells Fargo Credit Agreement to include the obligations under the Revolving Note as permitted indebtedness under the Wells Fargo Credit Agreement, as amended. WESSCO also entered into an Amended and Restated Subordination Agreement, dated January 15, 2015 (the “Subordination Agreement”) with KY Bank and Wells Fargo which defines the priority rights between the two banks with respect to their credit arrangements with the Company and WESSCO.

As security for the Revolving Note, WESSCO provided KY Bank a first priority security interest in all of its assets pursuant to a Security Agreement (the “Security Agreement”).  WESSCO previously granted KY Bank a first priority security interest in these same assets to secure the October 2013 Notes; that security agreement remains in effect.  The Revolving Note imposes a Fixed Charge Coverage Ratio Covenant on WESSCO under which: (i) the sum of WESSCO’s earnings before interest, taxes, depreciation, rent, and interest expense, less (a) distributions and (b) unfunded capital expenditures, divided by (ii) the sum of (x) the current portion of long term debt due for the period, (y) interest expense and (z) rent expense is required to be at least 1.15 to 1.  The Security Agreement contains customary covenants.

The interest rate on the Revolving Note is equal to one month LIBOR plus three and one-half percent adjusted automatically on the first day of each month during the term of the Revolving Note.  In the event of a default, the interest rate under the Revolving Note will increase by five percent. Events of default under the Revolving Note include (a) the failure to pay (i) any installment of principal or interest payable pursuant to the Revolving Note on the date when due, or (ii) any other amount payable to KY Bank under the Revolving Note, the Security Agreement or any of the other loan documents within five days after the date when any such payment is due in accordance with the terms thereof; (b) the occurrence of any default by WESSCO under the Wells Fargo Credit Agreement, as amended, that is not waived; (c) the occurrence of any other default under the terms of the Wells Fargo Credit Agreement not described in clause (b) above that continues for a period of at least sixty days and is not waived; (d)  the occurrence of any default under the Subordination Agreement; (e) the occurrence of any other “Event of Default” under the Security Agreement or any of the other loan documents; or (f) the occurrence of any default or “Event of Default” under, or as defined in, the documents evidencing or securing the October 2013 Notes.

With respect to the Revolving Note, WESSCO may request advances up to $1.0 million for twelve months after the effective date of the Revolving Note (the “Draw Period”).  Advances are limited to eighty percent of the purchase price for equipment.  Advances made to WESSCO that have been repaid may be re-borrowed during the Draw Period.  During the Draw Period, interest-only payments in the amount of all accrued and unpaid interest on the principal balance of the Revolving Note must be made monthly.  The total of all advances, less any repayments, through the end of the Draw Period, will equal the principal balance of the Revolving Note, and no further advances may be made after the Draw Period.  At the conclusion of the Draw Period, the principal and interest is payable in sixty monthly installments commencing on the first day of the month immediately following the end of the Draw Period. Any unpaid principal amount due, together with all accrued and unpaid interest, charges, fees, or other advances, if any, must be paid by January 14, 2021.

In connection with these transactions, WESSCO paid loan fees totaling $5.0 thousand and other customary fees.

References in this Item 1.01 to the Revolving Note, the Security Agreement, the Subordination Agreement, and the Credit Agreement Amendment are subject in all respects to the express language of those documents, all of which are attached as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation.

The disclosure set forth at Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated January 15, 2015, between WESSCO, LLC and The Bank of Kentucky, Inc.

10.2	First Amendment to Credit Agreement, dated January 15, 2015 among the Company, its subsidiaries, and Wells Fargo Bank.

10.3	Amended and Restated Subordination Agreement, dated January 15, 2015, between WESSCO, LLC and The Bank of Kentucky.

10.4	Security Agreement, dated January 15, 2015 between WESSCO, LLC and The Bank of Kentucky, Inc.

10.5	Guaranty of Payment, dated January 15, 2015, between the Company and The Bank of Kentucky, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL SERVICES OF AMERICA, INC.

Date: January 20, 2015	By	/s/ Orson Oliver
Orson Oliver
Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Promissory Note, dated January 15, 2015, between WESSCO, LLC and The Bank of Kentucky, Inc.

10.2	First Amendment to Credit Agreement, dated January 15, 2015 among the Company, its subsidiaries, and Wells Fargo Bank.

10.3	Amended and Restated Subordination Agreement, dated January 15, 2015, between WESSCO, LLC and The Bank of Kentucky.

10.4	Security Agreement, dated January 15, 2015 between WESSCO, LLC and The Bank of Kentucky, Inc.

10.5	Guaranty of Payment, dated January 15, 2015, between the Company and The Bank of Kentucky, Inc.